UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2007

Smith Micro Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26536 (Commission File Number)	33-0029027 (IRS Employer Identification No.)
51 Columbia, Suite 200
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (949) 362-5800
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On October 29, 2007, the Board of Directors of Smith Micro Software, Inc. (the “Company”) adopted a Certificate of Amendment of the Amended and Restated Bylaws of the Company. The Certificate of Amendment amends Article VI Section 1 of the Company’s Amended and Restated Bylaws to allow the Company, upon resolution of the Board of Directors, to issue uncertificated shares.
     The foregoing description of the Certificate of Amendment is qualified in its entirety by the Certificate of Amendment attached as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

3.3	Certificate of Amendment of Amended and Restated Bylaws of Smith Micro Software, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.
Date: October 31, 2007	/s/ Andrew Schmidt
Andrew Schmidt
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.3	Certificate of Amendment of Amended and Restated Bylaws of Smith Micro Software, Inc.